PROMISSORY NOTE

$50,000.00
April 7, 2015

FOR VALUE RECEIVED, Ocean Thermal Energy Corporation, a Delaware corporation with an address of 800 South Queen Street, Lancaster, PA 17603 (the “Borrower”), hereby promises to pay to the order of Charles Hartman (the “Lender”) at 834 Spruce Street, Columbia PA 17512 or at any other place designated to the Borrower by the Lender in writing, the principal sum of Fifty Thousand Dollars ($50,000.00), with interest as herein specified, and under the terms and conditions stated herein.

1.           Repayment of Principal and Interest. Principal and interest shall be repaid by Borrower to Lender as follows: The Borrower shall repay the principal amount of $50,000 on April 7, 2017; (the “Maturity Date”), the Borrower shall pay to the Lender the unpaid principal balance of the Loan, all accrued and unpaid interest thereon, and all other costs and amounts payable to the Lender hereunder. At the lender’s discretion, at anytime prior to the repayment of note, any unpaid principal and interest can be converted to common shares of the Company (Exhibit A). The determination of the necessary shares required to settle the obligation will be based on a $0.75 share price.

All amounts payable hereunder are payable in lawful money of the United States of America at the address of the Lender set forth above in immediately available funds, unless directed by the lender to satisfy the obligation in Company shares. Prior to a Default, all payments shall be applied first on account of other charges, second to accrued interest due on the unpaid balance of principal and finally the remainder of such payments shall be applied to unpaid principal. If a Default occurs, payments and monies received may be applied in any manner and order deemed appropriate by the Lender.

2.           Rates and Calculation of Interest. Interest on the outstanding and unpaid principal balance of the Loan shall be calculated for the actual number of days in the then current calendar year that principal is outstanding, based upon a year of three hundred sixty (360) days, accrue and shall be paid at the fixed rate of interest per annum equal to ten percent (10%). Interest shall be paid annually in arrears.

In no event shall the rate of interest hereunder be in excess of the maximum amount permitted by law. In the event the rate of interest hereunder is determined to be in excess of the maximum amount permitted by law, such interest rate shall be automatically decreased to the maximum rate permitted by law.

In addition to all other rights contained in this Note, if a Default (defined herein) occurs and as long as a Default continues, all outstanding sums hereunder shall bear interest at the interest rate otherwise prevailing under the preceding paragraph, plus 10% (the "Default Rate"). The Default Rate shall also apply from acceleration until all unpaid sums and obligations (whether matured or contingent) hereunder and any judgment, thereon are paid in full.

3.           Prepayment. This Note may be prepaid in whole or in part at any time at the option of the Borrower without premium or penalty. Each prepayment shall be applied first to the payment in full of other charges payable hereunder, then to accrued interest and the remainder of such payment, if any, shall be applied to the reduction of the unpaid principal balance.

4.           Integration. The terms and conditions of this Note constitute the entire understanding between the Borrower and the Lender with respect to the indebtedness evidenced hereby. Such understanding may not be amended, modified, or terminated except in writing duly executed by the parties hereto.

5.           Security. This Note is unsecured.

6.           Waiver. The undersigned hereby waives presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all of the notices in connection with delivery, acceptance, performance, default, or enforcement of the payment of this Note. The failure by the Lender to exercise any right or remedy shall not be taken to waive the exercise of the same thereafter for the same or any subsequent Default. The Borrower waives any claim of set-off, recoupment and/or counterclaim. All notices to the Borrower shall be adequately given if mailed postage prepaid to the address appearing in the Lender’s records. The Borrower intends this Note to be a sealed instrument and to be legally bound hereby.

7.           Holder. The references to “Lender” herein shall be deemed to be references to any subsequent assignee, transferee, or other holder of this Note.

8.           Governing Law. This Note shall be construed in accordance with the domestic internal laws of the Commonwealth of Pennsylvania, without reference to any conflict of laws provisions, as a Note made, delivered and to be wholly performed within the Commonwealth of Pennsylvania.

9.           Judicial Proceedings. Any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by the Borrower or the Lender, or any of their successors or assigns, on or with respect to this Note or the dealings of the Borrower or the Lender with respect hereto, shall be tried only by a court and not by a jury. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. In connection therewith, the Borrower agrees that any suit, action or proceeding arising hereunder or with respect hereto will be instituted in the Court of Common Pleas of York County, Pennsylvania, or the United States District Court for the Middle District of Pennsylvania, and irrevocably and unconditionally submits to the jurisdiction of each such Court for such purpose. Further, the Borrower waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE LENDER WOULD NOT EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS NOTE.

10.           Confession of Judgment. Upon Default, the Borrower hereby irrevocably authorizes the Prothonotary or any attorney of any court of record in Pennsylvania or elsewhere to appear for and confess judgment against the Borrower for any and all amounts unpaid hereunder, together with any other charges, costs and expenses for which Borrower is liable under this Note, and together with fees of counsel in the reasonable amount of five percent (5%) of all of the foregoing (but in no event less than $2,500.00) and costs of suit, releasing all errors and waiving all rights of appeal. If a copy of this Note, verified by affidavit, shall have been filed in such proceeding, it shall not be necessary to file the original as a warrant of attorney. The Borrower hereby waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of this warrant and power to confess judgment shall be deemed to exhaust this power, whether or not any such exercise shall be held by any court to be invalid, voidable or void, but this power shall continue undiminished and may be exercised from time to time as often as the Lender shall elect until all sums due hereunder shall have been paid in full. Interest shall continue to accrue after entry of judgment hereunder, by confession, default, or otherwise, at the higher of the prevailing rate of interest under this Note, or the judgment rate of interest under applicable law. All waivers granted in this paragraph are given to the extent permitted by the Pennsylvania Rules of Civil Procedure.

11.           NOTICE: THIS NOTE CONTAINS, AT PARAGRAPH 10, A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER, THE BORROWER HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, AND ON THE ADVICE OF SEPARATE COUNSEL OF THE BORROWER, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES, THE COMMONWEALTH OF PENNSYLVANIA, OR OF ANY OTHER STATE.

BORROWER:

OCEAN THERMAL ENERGY CORPORATION

By:           /s/ Jeremy Feakins________________________
Name: Jeremy P. Feakins
Title: Group Executive Chairman

EXHIBIT A

CONVERSION NOTICE

NAME OF INVESTOR: _____________________________________________

ADDRESS: _______________________________________________________

_________________________________________________________________

Ocean Thermal Energy Corporation   Date: ___________________
Attn: Chief Executive Officer
800 South Queen Street
Lancaster, PA 17603

CONVERSION NOTICE

The above-captioned Investor hereby gives notice to Ocean Thermal Energy Corporation, a Delaware corporation (the “Company”), pursuant to that certain Promissory Note held by the Investor (the “Note”), that the Investor elects to convert the balance set forth below into fully-paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Date of conversion:
B. Conversion Amount:
C. Conversion Shares:

Sincerely,

Investor:

By:

Name (print):

LOAN EXTENSION AGREEMENT

This LOAN EXTENSION AGREEMENT (this "Amendment"), is entered into this 6th day of April, 2017, by and between OCEAN THERMAL ENERGY CORPORATION ("OTE"), a Delaware corporation with an address of 800 South Queen Street, Lancaster, PA 17603 (the "Borrower"), and CHARLES HARTMAN at 834 Spruce Street, Columbia PA 17512 (the "Lender"), on the following

Premises

Borrower and Lender entered into that certain Loan Agreement as of April 7, 2015 (the "Loan Agreement"), providing for a loan of $50,000 from Lender to Borrower (the "Loan"). The obligation to repay the Loan is evidenced by that certain Promissory Note of even date executed and delivered by Borrower to Lender (the "Note"). Pursuant to the terms of the Loan Documents, the Note was payable in full on or before April 7, 2017. In addition, at the lender's discretion, at anytime prior to the repayment of note, any unpaid principal and interest can be converted to common shares of the Company. The determination of the necessary shares required to settle the obligation will be based on a $0.75 share price.

Agreement

NOW THEREFOR, for and in consideration of the foregoing premises, which are incorporated herein by reference, the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows.

1. Confirmation of Indebtedness. Borrower confirms the indebtedness due Lender under the Loan Documents.

2. Extension. Lender shall extend the due date for repayment of the Loan and the payment of the Note to April 7, 2018. The Lender shall mark conspicuously on the original of the Note in Lender's possession the foregoing extension or, at the request of the Borrower, execute and deliver to Borrower an amendment to be affixed to the Note further evidencing such extension.

3. Extension of Conversion. The Conversion Privilege will also be extended to April 7,2018.

4. Confirmation of Loan Documents. Except as expressly modified by the terms of this Amendment, the terms, covenants, conditions, representations, and warranties, and each of them, shall remain in full force and effect.

5. Signature. This Amendment may be executed in multiple counterparts of like tenor, each of which shall be deemed an original and all of which taken together will constitute one and the same instrument. Counterpart signatures of this Amendment that are manually signed and delivered by a uniquely marked, computer-generated signature in portable document format (PDF) or other electronic method shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner and shall be the same as the delivery of an original.

DATED as of the year and date first above written by the undersigned duly authorized signatories.

BORROWER:

OCEAN THERMAL ENERGY CORPORATION

By:/s/ Jeremy Feakins

Name: Jeremy Feakins Title: Chairman & CEO

LENDER:

 By:/s/ Charles Hartman

Name: Charles Hartman

LOAN EXTENSION AGREEMENT

This LOAN EXTENSION AGREEMENT (this “Amendment”), is entered into this 16th day of April, 2018, by and between OCEAN THERMAL ENERGY CORPORATION (”OTE”), a Delaware corporation with an address of 800 South Queen Street, Lancaster, PA 17603 (the “Borrower”), and CHARLES HARTMAN at 834 Spruce Street, Columbia PA 17512 (the “Lender”), on the following

Premises

Borrower and Lender entered into that certain Loan Agreement as of April 7, 2015 (the “Loan Agreement”), providing for a loan of $50,000 from Lender to Borrower (the “Loan”). The obligation to repay the Loan is evidenced by that certain Promissory Note of even date executed and delivered by Borrower to Lender (the “Note”). Pursuant to the terms of the Loan Documents, the Note was payable in full on or before April 7, 2017. In addition, at the lender’s discretion, at anytime prior to the repayment of note, any unpaid principal and interest can be converted to common shares of the Company. The determination of the necessary shares required to settle the obligation will be based on a $0.75 share price.

Agreement

NOW THEREFOR, for and in consideration of the foregoing premises, which are incorporated herein by reference, the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows.

1. Confirmation of Indebtedness. Borrower confirms the indebtedness due Lender under the Loan Documents.

2. Extension. Lender shall extend the due date for repayment of the Loan and the payment of the Note to April 7, 2019. The Lender shall mark conspicuously on the original of the Note in Lender’s possession the foregoing extension or, at the request of the Borrower, execute and deliver to Borrower an amendment to be affixed to the Note further evidencing such extension.

3. Extension of Conversion. The Conversion Privilege will also be extended to April 7, 2019.

4. Confirmation of Loan Documents. Except as expressly modified by the terms of this Amendment, the terms, covenants, conditions, representations, and warranties, and each of them, shall remain in full force and effect.

5. Signature. This Amendment may be executed in multiple counterparts of like tenor, each of which shall be deemed an original and all of which taken together will constitute one and the same instrument. Counterpart signatures of this Amendment that are manually signed and delivered by a uniquely marked, computer-generated signature in portable document format (PDF) or other electronic method shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner and shall be the same as the delivery of an original.
DATED as of the year and date first above written by the undersigned duly authorized signatories.

BORROWER:

OCEAN THERMAL ENERGY CORPORATION

By:           _/s/ Jeremy Feakins___________________
Name: Jeremy Feakins
Title: Chairman & CEO

LENDER:

By:           _/s/ Charles Hartman__________________
Name: Charles Hartman